UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2017

Wayne Savings Bancshares, Inc.
(Exact name of registrant specified in its charter)
Delaware	0-23433	31-1557791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 North Market Street Wooster, Ohio		44691
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		(330) 264-5767
not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company

☐     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2017, Daniel R. Buehler resigned from the Board of Directors of Wayne Savings Bancshares, Inc. Mr. Buehler also resigned from the Board of Directors of Wayne Savings Community Bank effective September 28, 2017. Mr. Buehler’s decision to resign was not the result of any disagreement with Wayne Savings Bancshares, Inc.

President James (Jay) R. VanSickle was appointed as a Director to the boards of Wayne Savings Bancshares, Inc. and Wayne Savings Community Bank to fill the vacancy created by the resignation of Daniel R. Buehler. Mr. VanSickle will serve as a member of the Executive Committee of the Board of Wayne Savings Bancshares, Inc. There are and have been no transactions, either since the beginning of Wayne Savings Bancshares, Inc.’s last two preceding fiscal years or that are currently proposed, regarding Mr. VanSickle that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. VanSickle is not compensated for his services as a Director.

Mr. VanSickle served as Chief Risk Officer and Senior Vice President at Farmers National Bank of Canfield, Canfield, Ohio, from July 2015 through August 25, 2017. Mr. VanSickle served as Chief Financial Officer and Senior Vice President of National Bancshares Corporation, Orrville, Ohio and its wholly owned subsidiary, First National Bank of Orrville from June 2007 through July 2015.

Mr. VanSickle is a CPA and spent 15 years of his career from 1992 through 2007 gaining a wide variety of experience with the public accounting firm of Crowe Horwath, LLP in their financial institutions group.

Mr. VanSickle grew up in New London, Ohio and graduated from New London High School in 1988. Mr. VanSickle continued his education at Miami University where he earned a B.S. in Accounting in 1992. Mr. VanSickle serves as a board member on the Wooster All-Sports Booster Club and Wooster City School’s Business Advisory Council. Mr. VanSickle is also a member of Wooster United Methodist Church.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wayne Savings Bancshares, Inc.

Date: September 28, 2017	s/ James R. VanSickle, II
James R. VanSickle, II
President & Chief Executive Officer